Prospectus                                    [RiverSource Investments Logo]

RiverSource(SM)
Tax-Exempt Money Market Fund

Prospectus Feb. 25, 2005

Amended as of Oct. 3, 2005

>   RiverSource Tax-Exempt Money Market Fund (formerly AXP(R) Tax-Free Money
    Fund) seeks to provide shareholders with as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured o May Lose Value o No Bank Guarantee

Table of Contents

The Fund                                                                3p

Objective                                                               3p

Principal Investment Strategies                                         3p

Principal Risks                                                         4p

Past Performance                                                        5p

Fees and Expenses                                                       6p

Other Investment Strategies and Risks                                   6p

Fund Management and Compensation                                        7p

Buying and Selling Shares                                              10p

Transactions Through Unaffiliated
   Financial Intermediaries                                            10p

Valuing Fund Shares                                                    11p

Purchasing Shares                                                      11p

Exchanging/Selling Shares                                              14p

Distributions and Taxes                                                17p

Dividends and Capital
   Gain Distributions                                                  17p

Reinvestments                                                          17p

Taxes                                                                  18p

Financial Highlights                                                   19p

Appendix                                                               20p

CORPORATE REORGANIZATION

On Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial)
(formerly American Express Financial Corporation) was spun off to shareholders of its parent corporation, American Express Company (American Express), and is now a separate public company, trading under the ticker symbol AMP. Ameriprise Financial provides administrative services to the Fund and is the parent company of the Fund's investment manager, RiverSource Investments, LLC; the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); and the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation). On Oct. 1, 2005, the Fund changed its name, such that it no longer is branded AXP(R). The Fund now bears the RiverSource(SM) brand. Ameriprise Financial and its subsidiaries are no longer affiliated with American Express.

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The Fund

OBJECTIVE

RiverSource Tax-Exempt Money Market Fund (the Fund) seeks to provide shareholders with as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal. Because any investment involves risk, the Fund cannot guarantee this objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in debt obligations. Under normal market conditions, at least 80% of the Fund's net assets are invested in short-term debt obligations whose interest is exempt from federal income taxes. This 80% threshold is a fundamental policy of the Fund. These securities must be rated in one of the two highest categories by national rating services. The Fund may invest up to 25% of its net assets in securities of issuers located in the same state or region or in industrial revenue bonds.

Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's return. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Some notes issued in the tax-free securities market are subject to the alternative minimum tax (AMT). To avoid any federal income tax liability for investors who may be subject to the AMT, the Fund does not intend to invest in such issues.

In pursuit of the Fund's objective, the Fund's investment manager (RiverSource Investments, LLC) chooses debt obligations by:

o Considering opportunities and risks in short-term municipal obligations given current interest rates and anticipated interest rates.

o  Identifying investments that:

   o have interest not subject to the alternative minimum tax, and

   o have short-term effective maturities.

o Identifying obligations that contribute to portfolio diversification of the Fund.

The Fund restricts its investments to instruments that meet certain effective maturity and quality standards required for tax-exempt money market funds. For example, the Fund:

o  Limits its average portfolio effective maturity to 90 days or less.

o  Buys obligations with remaining effective maturities of 397 days or less.

o Buys only obligations that are denominated in U.S. dollars and present minimal credit risk.

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In evaluating whether to sell a security, the investment manager considers, among other factors, if:

   o The issuer's credit rating declines or the investment manager expects a decline (the Fund may continue to own securities that are down-graded until the board of directors believes it is advantageous to sell).

   o Political, economic, or other events could affect the issuer's performance.

   o The investment manager identifies a more attractive opportunity.

   o The issuer or the security continues to meet the other standards described above.

If suitable tax-exempt securities are not available, the Fund may invest up to 20% of its net assets in taxable investments, including government securities, bank obligations, commercial paper, and repurchase agreements. The Fund also may invest, from time to time, in securities that are illiquid.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's yield will vary from day-to-day. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager's analysis of credit risk more heavily than usual.

Inflation Risk. Also known as purchasing power risk, inflation risk reflects the effects of continually rising prices on investments. If an investment's return is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Reinvestment Risk. The risk that the Fund will not be able to reinvest income or principal at the same rate it currently is earning.

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PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing the variability of performance.

Both the bar chart and the table assume that all distributions have been reinvested. How the Fund has performed in the past does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. The bar chart shows how the Fund's performance has varied for each full calendar year.

Table. The table shows total returns from a hypothetical investment in shares of the Fund. For purposes of the performance calculation in the table we assumed no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Yield Information

For current 7-day yield information, call (800) 862-7919 and follow the prompts to connect you to a live representative.

[BAR CHART]

                                   PERFORMANCE
                            (based on calendar years)

+3.24% +2.99% +3.18%  +2.94%  +2.68% +3.50% +2.21% +0.89% +0.37%  +0.50%
 1995   1996   1997    1998    1999   2000   2001   2002   2003    2004

During the periods shown in the bar chart, the highest return for a calendar quarter was +0.92% (quarter ended Dec. 31, 2000) and the lowest return for a calendar quarter was +0.04% (quarter ended Sept. 30, 2003).

The Fund's year-to-date return at Dec. 31, 2004 was +0.50%.

Average Annual Total Returns (for periods ended Dec. 31, 2004)

                                        1 year      5 years   10 years
                                        +0.50%      +1.49%     +2.25%

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FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                  none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:

Management fees                                                      0.36%
Distribution (12b-1) fees                                            0.10%
Other expenses(a)                                                    0.30%
Total                                                                0.76%

(a) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses.

From time to time, the investment manager and its affiliates may limit the expenses of the Fund for the purpose of increasing its yield. This expense limitation policy may be revised or terminated at any time without notice.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 year      3 years      5 years     10 years
                                 $78        $243         $423         $946

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. For more information on strategies and holdings, and the risk of such strategies, see the Fund's SAI and its annual and semiannual reports.

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Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups paid to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.36% of the Fund's average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.

Additional Services and Compensation

As described above, RiverSource Investments receives compensation for acting as the Fund's investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, including this Fund for which U.S. Bank National Association provides custody services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

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Distribution Services. Ameriprise Financial Services, Inc., 70100 Ameriprise
Financial Center, Minneapolis, Minnesota 55474 (the distributor or Ameriprise Financial Services), provides underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plan(s), the distributor receives distribution and shareholder servicing fees. The distributor pays a portion of these fees to financial advisors and retains a portion of these fees to support its distribution and shareholder servicing activity. For third party sales, the distributor re-allows a portion of these fees to the financial intermediaries that sell Fund shares and provide services to shareholders, and retains a portion of these fees to support its distribution and shareholder servicing activity. Fees paid by the Fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale (deferred sales charge). See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for Fund policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by share class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource funds are primarily sold through Ameriprise Financial Services which is allocated a portion of these fees for providing services to Fund shareholders. RiverSource Service Corporation may also pay a portion of these fees to other financial intermediaries that provide sub-recordkeeping and other services to Fund shareholders.

The SAI provides additional information about the services provided and the fee schedules for the agreements set forth above.

Payments to Financial Intermediaries

RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial intermediaries, such as broker-dealers, banks, qualified plan administrators and recordkeepers, or other institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (financial intermediaries) in connection with the sale of shares of the Fund and/or the provision of services to the Fund or its shareholders. These payments may create an incentive for the financial intermediary, its employees or registered representatives to recommend or sell shares of the Fund to its customers. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the Fund under distribution or shareholder servicing plans, or paid by the Fund for shareholder account maintenance, sub-accounting or recordkeeping services provided directly by the financial intermediary providing such services. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to

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registered representatives of a financial intermediary (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial intermediary (for example, the ability to advertise or directly interact with the financial intermediary's customers in order to sell the Fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial intermediary's financial interest and its duties to its customers. Please contact the financial intermediary through which you are purchasing shares of the Fund for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial intermediary. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial intermediary's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial intermediary and by type of sale (e.g., purchases of different share classes or purchases of the Fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other payments, including non-cash compensation, to financial intermediaries or their representatives in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject.

Additional Management Information

Manager of Manager Exemption. The Fund has received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. Before the Fund may rely on the order, holders of a majority of the Fund's outstanding voting securities will need to approve operating the Fund in this manner. If shareholder approval is received, the Fund may add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.

Fund Holdings Disclosure. The Fund's Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.

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Buying and Selling Shares

TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES

Where authorized by the distributor, shares of the Fund may be available through certain 401(k) or other qualified plans, banks, broker-dealers or other institutions (financial intermediaries). These financial intermediaries may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries or their representatives through whom shares are held. Since the Fund may not have a record of your transactions, you should always contact the financial intermediary through whom you purchased the Fund to make changes to or give instructions concerning your account or to obtain information about your account. The Fund and the distributor are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.

Availability and Transferability of Fund Shares. Please consult your investment professional or financial intermediary to determine availability of the Fund. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments, including Ameriprise Financial Services and Securities America, Inc. (Securities America), and through a limited number of unaffiliated institutions. If you set up an account at another financial intermediary, you will not be able to transfer RiverSource fund holdings to that account unless that institution has obtained a selling agreement with the distributor of the RiverSource funds. If you set up an account with an unaffiliated financial intermediary that does not have, and is unable to obtain, such a selling agreement, you must either maintain your position with Ameriprise Financial Services or Securities America, find another financial intermediary with such a selling agreement, or sell your shares, paying any applicable deferred sales charge. Please be aware that transactions in taxable accounts would generate a taxable event and may result in an increased income tax liability.

For more information, please call RiverSource Service Corporation at (888) 791-3380.

The public offering price of the Fund is the net asset value (NAV). Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor or investment professional. If you buy or sell shares through an authorized financial intermediary, consult that firm to determine its procedures for accepting and processing orders. The financial intermediary may charge a fee for its services.

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VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open.

The Fund's investments are valued at amortized cost, which approximates market value, as explained in the SAI. Although the Fund cannot guarantee it will always be able to maintain a constant net asset value of $1 per share, it will use its best efforts to do so.

The Fund offers one class of shares which is available to all investors. There is no initial or deferred sales charge. However, the Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 equal to 0.10% of the Fund's average daily net assets, that allows it to pay distribution and servicing-related expenses for the sale of its shares and the servicing of its shareholders. Because these fees are paid out of the fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of charges imposed by some mutual funds. Please see the SAI for more information.

PURCHASING SHARES

Financial intermediaries are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial intermediary through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial intermediary through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

To purchase shares with a financial intermediary other than Ameriprise Financial Services, please consult your financial intermediary. See "Transactions Through Unaffiliated Financial Intermediaries" for more information. The following section explains policies of the RiverSource funds and how you can purchase Fund shares from Ameriprise Financial Services.

If you do not have an existing RiverSource fund account with Ameriprise Financial Services, you will need to establish a brokerage account. Your financial advisor or investment professional will help you fill out and submit an application. Your application will be accepted only when federal funds (funds of the Federal Reserve System) are available to the Fund, normally within three days of receipt of your application. Once your account is set up, you can choose among several convenient ways to invest. When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

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If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:           Use the Social Security or Employer
                                    Identification number of:
----------------------------------- --------------------------------------------
Individual or joint account         The individual or one of the owners listed
                                    on the joint account
----------------------------------- --------------------------------------------
Custodian account of a minor        The minor
(Uniform Gifts/Transfers to
Minors Act)
----------------------------------- --------------------------------------------
A revocable living trust            The grantor-trustee (the person who puts
                                    the money into the trust)
----------------------------------- --------------------------------------------
An irrevocable trust, pension       The legal entity (not the personal
trust or estate                     representative or trustee, unless no legal
                                    entity is designated in the account title)
----------------------------------- --------------------------------------------
Sole proprietorship or              The owner
single-owner LLC
----------------------------------- --------------------------------------------
Partnership or multi-member LLC     The partnership
----------------------------------- --------------------------------------------
Corporate or LLC electing           The corporation
corporate status on  Form 8832
----------------------------------- --------------------------------------------
Association, club or tax-exempt     The organization
organization
----------------------------------- --------------------------------------------

For details on TIN requirements, contact your financial advisor or investment professional to obtain a copy of Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

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Methods of purchasing shares

By mail

Once your account has been established, send your check to:

Ameriprise Financial Services
70200 Ameriprise Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $1,000
Qualified account balances:         none

If your Fund account balance falls below $1,000 for any reason, including a market decline, you will be asked to increase it to $1,000 or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

  *  $1,000 for tax qualified accounts.

 ** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account.

By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000
Additional investments:             $100*
Account balances:                   $1,000 (on a scheduled investment plan
                                    with monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

 * $50 minimum per payment for qualified accounts outside of a brokerage account.

By wire or electronic funds transfer

Please contact your financial advisor or investment professional for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

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EXCHANGING/SELLING SHARES

To sell or exchange shares held with financial intermediaries other than Ameriprise Financial Services, please consult your financial intermediary. See "Transactions Through Unaffiliated Financial Intermediaries" for more information. The following section explains policies of the RiverSource funds on how you can exchange or sell shares held with Ameriprise Financial Services.

Exchanges

You may exchange your Fund shares for Class A shares of any other publicly offered RiverSource fund. If your initial investment was in this Fund, you may exchange Fund shares for Class B or Class C shares of another fund. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

EXCHANGES

FROM: Tax-Exempt Money Market Fund                                              TO: Other RiverSource funds

                                                                             Class A      Class B      Class C
Original investment in Tax-Exempt Money Market                                 Yes          Yes          Yes
Original investment in another fund subject to a sales charge,
then exchanged into Tax-Exempt Money Market                                    Yes          No           No

EXCHANGES

FROM: Other RiverSource funds                                                TO: Tax-Exempt Money Market Fund
Class A                                                                                     Yes
Class B                                                                                     No
Class C                                                                                     No

If your initial investment was in this Fund, and you exchange into a non-money market fund, you will pay an initial sales charge if you exchange into Class A and be subject to a contingent deferred sales charge if you exchange into Class B or Class C. If your initial investment was in Class A shares of a non-money market fund and you exchange shares into this Fund, you may exchange that amount, including dividends earned on that amount, without paying a sales charge.

Other exchange policies:

o Exchanges of Class A shares of other RiverSource funds to this Fund will be accepted. Exchanges of Class B or Class C shares to this Fund will not be accepted.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

--------------------------------------------------------------------------------
14p   ---   RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND   ---   2005 PROSPECTUS

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.

Ways to request an exchange or sale of shares

By regular or express mail

Ameriprise Financial Services
70200 Ameriprise Financial Center
Minneapolis, MN 55474

Include in your letter:

o  your account number

o  the name of the fund(s)

o  your Social Security number or Employer Identification number

o  the dollar amount or number of shares you want to exchange or sell

o  specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor or Ameriprise Financial Services for more information.)

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

--------------------------------------------------------------------------------
15p   ---   RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND   ---   2005 PROSPECTUS

By telephone

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

(800) 862-7919 for non-brokerage/wrap accounts

o Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

By wire

Money can be wired from your account to your bank account. Contact your financial advisor or Ameriprise Financial Services at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o  Minimum payment: $100*

o Contact your financial advisor or Ameriprise Financial Services to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a non-brokerage/wrap account.

Electronic transactions non-brokerage/wrap

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time for any shareholder without prior notice as deemed necessary and in the best interests of the Fund.

--------------------------------------------------------------------------------
16p   ---   RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND   ---   2005 PROSPECTUS

By draft

Drafts are not available for accounts set up in a brokerage account. Free drafts are available and can be used just like a check to withdraw $100 or more from your direct at fund account. The shares in your account earn dividends until they are redeemed by the Fund to cover your drafts. Most accounts will automatically receive free drafts. However, to receive drafts on qualified or custodial business accounts, you must contact the distributor. A request form will be supplied and must be signed by each registered owner. Your draft writing privilege may be modified or discontinued at any time.

o  Minimum amount redemption: $100

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and any short-term capital gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends will generally be composed of ordinary dividend income (which may include interest income, short-term capital gains and non-qualifying dividends). It is unlikely the Fund will distribute qualifying dividend income, which is eligible for preferential tax rates under current tax law. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends are automatically reinvested in additional shares of the Fund, unless:

o  you request distributions be paid monthly in cash, or

o you direct the Fund to invest your distributions monthly in any publicly offered RiverSource fund for which you have previously opened an account. Your purchases may be subject to a sales charge.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

--------------------------------------------------------------------------------
17p   ---   RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND   ---   2005 PROSPECTUS

TAXES

Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the Fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase Fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------
18p   ---   RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND   ---   2005 PROSPECTUS

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.

Per share income and capital changes(a)
Fiscal period ended Dec. 31,                                          2004         2003         2002         2001         2000
Net asset value, beginning of period                                 $1.00        $1.00        $1.00        $1.00        $1.00
                                                                     -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                           .01           --          .01          .02          .03
                                                                     -----        -----        -----        -----        -----
Less distributions:
Dividends from net investment income                                  (.01)          --         (.01)        (.02)        (.03)
                                                                     -----        -----        -----        -----        -----
Net asset value, end of period                                       $1.00        $1.00        $1.00        $1.00        $1.00
                                                                     -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                               $128         $169         $207         $207         $227
Ratio of expenses to average daily net assets(b)                      .73%         .71%         .59%         .59%         .59%
Ratio of net investment income (loss) to average daily net assets     .48%         .37%         .89%        2.17%        3.45%
Total return                                                          .50%         .37%         .89%        2.21%        3.50%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

--------------------------------------------------------------------------------
19p   ---   RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND   ---   2005 PROSPECTUS

Appendix

2005 Federal Tax-Exempt/Taxable Equivalent Yield Calculation

The following tables determine federal taxable yield equivalents for given rates of tax-exempt income.

Step 1: Calculating Your Marginal Tax Rate

Using your Taxable Income and Adjusted Gross Income as guides, you can locate your marginal tax rate in the table below. The same process is used for the Qualifying Dividend Rates and the Ordinary Income Rates.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage shown is an approximation of your Marginal Tax Rate.

Example: Assume you are comparing Ordinary Income Rates to Tax-Exempt Rates, you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000. Under Ordinary Income Rates, Taxable Income Married Filing Jointly, $138,000 is in the $119,950-$182,800 row. Under Adjusted Gross Income, $175,000 is in the $145,950 to $218,950 column. The Taxable Income line and Adjusted Gross Income column meet at 28.84%. This is the rate you will use in Step 2.

Qualifying Dividend Rates
                                           Adjusted gross income
Taxable income                  $0         $145,950     $218,950
                                to            to           to          Over
                             $145,950     $218,950(1)  $341,450(2)  $341,450(1)
Married filing jointly
$     0 - $ 59,400              5.00%
      Over 59,400              15.00%        15.45%       16.22%       15.45%
                                           Adjusted gross income
Taxable income                  $0         $145,950
                                to            to          Over
                             $145,950     $268,450(2)  $268,450(1)
Single
$     0 - $ 29,700              5.00%
      Over 29,700              15.00%        15.83%       15.45%

--------------------------------------------------------------------------------
20p   ---   RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND   ---   2005 PROSPECTUS

Ordinary Income Rates
                                            Adjusted gross income
Taxable income                   $0         $145,950     $218,950
                                 to            to           to          Over
                              $145,950     $218,950(1)  $341,450(2)  $341,450(1)
Married filing jointly
$      0 - $ 14,600            10.00%
  14,600 -   59,400            15.00%
  59,400 -  119,950            25.00%       25.75%
 119,950 -  182,800            28.00%       28.84%       30.27%
 182,800 -  326,450            33.00%       33.99%       35.68%     33.99%
Over 326,450                   35.00%                    37.84%(3)  36.05%

                                            Adjusted gross income
Taxable income                   $0         $145,950
                                 to            to          Over
                              $145,950     $268,450(2)  $268,450(1)
Single
$      0 - $  7,300            10.00%
   7,300 -   29,700            15.00%
  29,700 -   71,950            25.00%
  71,950 -  150,150            28.00%       29.56%
 150,150 -  326,450            33.00%       34.83%       33.99%
Over 326,450                   35.00%                    36.05%

(1) Assumes a phase-out of itemized deduction.

(2) Assumes a phase-out of itemized deductions and personal exemptions.

(3) This rate applies only to the limited case where the couple's AGI is $341,450 or less and their taxable income exceeds $326,450.

--------------------------------------------------------------------------------
21p   ---   RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND   ---   2005 PROSPECTUS

Step 2: Determining Your Federal Taxable Yield Equivalent

Using 28.84%, you may determine that a tax-exempt yield of 3% is equivalent to earning a taxable 4.22% yield.

                                      For these Tax-Exempt Rates:
              1.0%   1.5%    2.0%   2.5%   3.0%    3.5%   4.0%   4.5%    5.0%   5.5%   6.0%
Marginal
Tax Rates   The Tax-Equivalent Yields Are (%):
 5.00%        1.05   1.58    2.11   2.63   3.16    3.68   4.21   4.74    5.26   5.79   6.32
10.00%        1.11   1.67    2.22   2.78   3.33    3.89   4.44   5.00    5.56   6.11   6.67
15.00%        1.18   1.76    2.35   2.94   3.53    4.12   4.71   5.29    5.88   6.47   7.06
15.45%        1.18   1.77    2.37   2.96   3.55    4.14   4.73   5.32    5.91   6.51   7.10
15.83%        1.19   1.78    2.38   2.97   3.56    4.16   4.75   5.35    5.94   6.53   7.13
16.22%        1.19   1.79    2.39   2.98   3.58    4.18   4.77   5.37    5.97   6.56   7.16
25.00%        1.33   2.00    2.67   3.33   4.00    4.67   5.33   6.00    6.67   7.33   8.00
25.75%        1.35   2.02    2.69   3.37   4.04    4.71   5.39   6.06    6.73   7.41   8.08
28.00%        1.39   2.08    2.78   3.47   4.17    4.86   5.56   6.25    6.94   7.64   8.33
28.84%        1.41   2.11    2.81   3.51   4.22    4.92   5.62   6.32    7.03   7.73   8.43
29.56%        1.42   2.13    2.84   3.55   4.26    4.97   5.68   6.39    7.10   7.81   8.52
30.27%        1.43   2.15    2.87   3.59   4.30    5.02   5.74   6.45    7.17   7.89   8.60
33.00%        1.49   2.24    2.99   3.73   4.48    5.22   5.97   6.72    7.46   8.21   8.96
33.99%        1.51   2.27    3.03   3.79   4.54    5.30   6.06   6.82    7.57   8.33   9.09
34.83%        1.53   2.30    3.07   3.84   4.60    5.37   6.14   6.91    7.67   8.44   9.21
35.00%        1.54   2.31    3.08   3.85   4.62    5.38   6.15   6.92    7.69   8.46   9.23
35.68%        1.55   2.33    3.11   3.89   4.66    5.44   6.22   7.00    7.77   8.55   9.33
36.05%        1.56   2.35    3.13   3.91   4.69    5.47   6.25   7.04    7.82   8.60   9.38
37.84%        1.61   2.41    3.22   4.02   4.83    5.63   6.44   7.24    8.04   8.85   9.65

--------------------------------------------------------------------------------
22p   ---   RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND   ---   2005 PROSPECTUS

This Fund, along with the other RiverSource funds, is distributed by Ameriprise Financial Services, Inc. and can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial intermediaries. The Fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund or make a shareholder inquiry, contact your financial advisor, investment professional or Ameriprise Financial Services.

Ameriprise Financial Services
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852

RiverSource Investments Website address:
riversource.com/investments

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3003

Ticker Symbol: ITFXX

[RiverSource Investments Logo]

RiverSource Investments
200 Ameriprise Financial Center
Minneapolis, MN 55474

                                                            S-6433-99 AA (10/05)